INCOME TAXES (Details) - USD ($) $ in Thousands	6 Months Ended
	Jun. 30, 2023	Jun. 30, 2022
Income Tax Expense (Benefit), Continuing Operations [Abstract]
Current	$ (171)	$ 1,213
Income taxes	(171)	1,213
Income Tax Expense (Benefit), Continuing Operations, by Jurisdiction [Abstract]
Domestic	52	54
Foreign (non-Israeli jurisdictions)	(223)	1,159
Income taxes	(171)	1,213
Net loss before income tax	$ (55,004)	$ (45,496)
Effective tax rate	0.31%	(2.67%)